Third Quarter Update Call

NOVEMBER 2025

ASP isotopes

Forward looking statements

Forward Looking Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as "believes," "anticipates," "expects," "estimates," "projects," "will," "may," "might" and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including: the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom, the United States or elsewhere; our reliance on the efforts of third parties; our ability to complete the Renergen acquisition within the anticipated timeframe or at all; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; and the competitive nature of our industry. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Market and Industry Data

This presentation includes market and industry data and forecasts that we obtained from internal research, publicly available information and industry publications and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Unless otherwise noted, statements as to our potential market position relative to other companies are approximated and based on third-party data and internal analysis and estimates as of the date of this overview. Although we believe the industry and market data and statements as to potential market position to be reliable as of the date of this presentation, we have not independently verified this information, and it could prove inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data-gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the information and forecasts from sources cited herein. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

ASP Isotopes: Senior Management on Today's Call

PAUL MANN
Executive Chairman

- Co-founded ASP Isotopes in September 2021
- 25+ years of experience on Wall Street investing in healthcare and chemicals companies at Soros Fund Management, Highbridge Capital and Morgan Stanley.
- M.A. and M.Eng (Chemical Engineering) from Cambridge University, Research Scientist at Procter and Gamble. CFA charter holder.

ROBERT AINSCOW
Interim Chief Executive Officer and Chief Operating Officer

- Co-founded ASP Isotopes in September 2021
- 20+ years experience on Wall Street in Capital Markets, Asset-Backed Finance, and Control at Investec Bank, Bear Stearns, and Morgan Stanley
- B.A. (Joint Hons) in Law and Modern Languages from Bristol University

HEATHER KIESSLING
Chief Financial Officer

- 30+ years experience with life sciences and high-tech companies
- Managing Director at Danforth Advisors LLC, a life science consulting firm
- Held finance leadership roles at Cytonome/ST, LLC and AutoImmune Inc.
- CPA and holds a BA from University of California, San Diego, and an MBA from University of Michigan Graduate School of Business.

RYNO PRETORIUS
Quantum Leap Energy Chief Executive Officer

- 15+ years in chemical engineering and technology scale up
- Founder and CEO of Free Radical Design and Rare Earth Refiners
- Project Engineer at Bimstone and Magreathea Metals
- Early career at NECSA
- B.Eng, M.Eng, PhD in Chemical Engineering from the University of Pretoria

MICHAEL CUNNIFFE
Quantum Leap Energy Chief Financial Officer

- Former Managing Director at Danforth Advisors LLC, a life sciences consulting firm
- CFO at Axovia Therapeutics, gene therapy firm
- Previous financial roles at ATAI Life Sciences, Neurogene, and Seqirus
- Masters of Finance form London Business School
- Currently pursuing a Masters degree in Cell and Gene Therapy from UCL

ASP isotopes

Semiconductor Business Update



ASP Isotopes: 3Q 2025 Business Update

Silicon-28 Update

- Shipped commercial sample of Silicon-28 to customer. Enrichment level was confirmed and Isotopic purity validated.
- Our U.S. Semiconductor and Industrial Gas customers for Silicon-28 visited our South African facilities during September. Plant modifications agreed between customers and ASPI engineering team in order to:
  1) Improve enrichment rate.
  2) Smooth the transition to enriching Germane.
- Modifications are largely complete and the Silicon plan will continue processing commercial batches.
- Secured our largest Silicon-28 contract to date with a new U.S. based customer for delivery during 2026.

Aerodynamic Separation Process (ASP): Silane (Silicon-28)


V
C&F
G
Feed



ASP isotopes

ASP Isotopes: 3Q 2025 Business Update

Renergen Virginia Gas Project (Pending Acquisition)

- Awaiting the final regulatory approval for the merger (Financial Surveillance Department of the South African Reserve Bank (FinSurv) as provided for in the South African Exchange Control Regulations - expected imminently).
- Received REN shareholder approval on 10 July 2025 (>99% voting in favor).
- Received South African Competition Commission approval on 23 July 2025.
- Listed ASPI on Johannesburg Stock Exchange (JSE) on 27 August 2025.

Phase 1C

- Kinley Exploration fully mobilized, supporting reservoir modelling, well targeting and design, drilling.
- Seven drilling rigs are operating concurrently. On target to have 18 additional wells completed during 1Q 2026.
- Additional compressor station constructed and installation at 84% complete.
- ASPI Engineering team supporting several continuous initiatives related to cryogenic processes. With laser focused approach to engineering and project excellence, we expect Renergen to generate free cash flow during 2026.

RENERGEN
FUTURE ENERGY, TODAY



Nuclear Medicine Business Update



ASP Isotopes: 3Q 2025 Business Update

Quantum Enrichment (QE)


Heavy isotope
Light isotope
Ionized light isotope
(-) Charge Collector
Tailstream
Vapor Flow
Laser

Enlightened Isotopes Update

- First Ytterbium-176 (Yb-176) production plant completed and operational
- Shipped commercial sample of Yb-176 to customer for independent analysis
- Delivery of commercial quantity of Yb-176 expected over the course of 1H 2026
- Procurement started for second production line driven by customer demand
- Secured permits for the import of equipment to enrich Gd-160, Ni-64 and Zn-68
- Signed purchase order for the supply of Ba-137

ASP isotopes

ASP Isotopes: 3Q 2025 Business Update

Carbon Update

- Expect to receive large quantities of feedstock suitable for Carbon-14 production during January 2026 with first shipment of enriched Carbon-14 during 1H 2026.
- Realigned Carbon-14 feedstock supply chain with Canadian customer.
- Commercial sample of Carbon-12 was shipped during November. Initial feedback has been positive. Expect to ship commercial product during December.

Aerodynamic Separation Process (ASP): Carbon-12/14


V
C&F
G
Feed







ASP isotopes

ASP Isotopes: 3Q 2025 Business Update





PET Labs Update

Business Update

- 3Q YoY growth in volumes was 16%, 3Q YoY growth in revenues was 18%.
- YTD volume growth is 16%, YTD growth in revenues is 24%.
- New cyclotron now fully operational. Hot cells currently being installed.

SPECT Update

- Shipped first SPECT Radio diagnostics from new SPECT Lab.

Therapeutics Update

- Shipped first Lu-177 radiotherapeutics.

Business Development Update

- Continue to advance four therapeutics towards the clinic.
- Acquired an additional radio pharmacy in USA and signed letter of intent for a second radio pharmacy in USA.

The Opportunity in Nuclear Energy

QUANTUM LEAP ENERGY

Quantum Leap Energy: 3Q 2025 Business Update

Quantum Leap Energy Updates

Acquired Nuclear Waste Processing Company

- Acquired "One30Seven" accelerated beta-decay technology.
- Development of cesium-137 to barium-137 Creber Units underway.

Signed Fermi America Memorandum of Understanding (MOU)

- Amarillo, Texas location of the Fermi America 11GW datacenter, intended as the location for uranium isotope enrichment for QLE.

Nuclear Regulatory Progress

- QLE is undergoing development of demonstration production plants in the United States, United Kingdom and South Africa.
- UK Office for Nuclear Regulation (ONR) early engagement commencement, local site construction is underway.

IPO and Spin-Off Progress

- S-1 registration statement confidentially submitted to SEC on November 12, 2025, updated IPO timeline expected after SEC initial response, potential delay following U.S. government shutdown.

Quantum Leap Energy: Commercial Progress

ONE30SEVEN

FERMI AMERICA

ONR Office for Nuclear Regulation

ASP isotopes

Quantum Leap Energy: Strong Momentum & Scalable Growth

Our mission is to address gaps in the nuclear fuel cycle, promote safe nuclear power, and enhance the sustainability of the nuclear fuel cycle for advanced nuclear reactors and fusion systems, as well as the existing nuclear fleet.

Highlights:

- ✓ Commercial momentum through partnerships for supply and funding.
- ✓ Experienced leadership and growing team with unique R&D expertise.
- ✓ Relying on demonstrated isotope separation, nuclear chemistry, and execution capability.
- ✓ Scalable modular approach to de-risk regulatory approval.
- ✓ Exclusive access to ASP Isotopes' 150+ team and infrastructure.

Roadmap:

- → Commercial demonstration of enrichment, conversion, deconversion and waste treatment capability.
- → Engagement with regulators to accelerate timelines towards commercialization.
- → Expanding commercial agreements.
- → Establishment of US and UK research and development hubs, team build-out and expansion.
- → Ongoing development of corporate functions.

Quantum Leap Energy: Future-Ready Solutions

Commercial Scale Supply of Critical Materials Lacking in the West.

Key Trends:

- Upgrade of Generation 3 reactors to Generation 3+ via LEU+ introduction.
- Next Generation Nuclear is heading for commercial operation.
- First fusion tech expected by 2030.
- Gen 4 reactors likely after 2030.
- Molten salt reactors held back by limited heat-transfer material availability.


CURRENT
EMERGING
FUTURE
REACTORS
Gen. 2, Gen. 3
Gen. 3+
Gen. 4, Gen. 5
Fusion
PRODUCTS
Lithium-7
LEU
LEU+
LEU+, HALEU
Lithium-6
FISSION
FUSION

ASP isotopes

Quantum Leap Energy: Expected Company Development Roadmap

Investment Phases:

Invest (2025–2027): Significant investment in plant as path to revenue.

Deliver (2028–2029): Prove and scale

Accelerate (2030–2031): Compound growth

Plant Types & Focus:

Demonstration Plants: South Africa, UK, US

Commercial Plants: South Africa, UK, US

Waste Treatment: Canada, US

Conversion/Deconversion: US

Product Revenues:

Initial revenue from Lithium in 2027/2028

Waste treatment revenue to commence in 2028

UF_6 revenues to follow in 2029

Uranium Enrichment commencing in 2027/28



Invest
2025 - 2027
Deliver
2028 - 2029
Accelerate
2030 >
Legend
Lithium Enrichment
Uranium Enrichment
Conversion/Deconversion
Waste Treatment
Demonstration (SA)
Demonstration (UK)
Demonstration (US)
Commercial (US)
Demonstration (SA)
Commercial (SA)
Commercial (UK)
Commercial (US)
Demonstration (SA)
Commercial (US)
Demonstration (CA)
Demonstration (US)
Commercial (US)
Lithium-6
Lithium-7
HALEU
UF6
Accelerated Beta Decay

ASP isotopes

ASP Isotopes: 3Q 2025 Business Update

Skyline Builders Acquisition and Strategy

- QLE acquired a controlling stake in Skyline Builders Group Holding Limited, a Cayman Islands company with its Class A ordinary shares listed on Nasdaq under the symbol "SKBL". The current business, a construction company in Asia, is considered non-core and will likely be divested.
- We expect to change its name to Super Critical Materials Inc. and move headquarters to Washington DC (versus Hong Kong currently).
- Raised $41.7m of gross proceeds to facilitate acquisitions and business growth.
- Paul Mann became Executive Chairman, QLE has two board members.
- Expect to announce CEO during next two months.
- **Goal is to acquire assets that are central to supply chains or materials critical to the United States and ASPI/QLE.**
- First Acquisition: A 20% interest in privately held Delaware LLC with significant critical minerals assets in Asia. We expect to disclose the exact nature of this asset during 4Q 2025.
- Rich acquisition pipeline with support expected from multiple governments.

SKYLINE
BUILDERS GROUP

ASP Isotopes: 3Q 2025 Business Update

SKBL Proposed Acquisition of SuperCritical

- SKBL entered into a non-binding Letter of Intent for the acquisition of SuperCritical Technologies Corp.
- SuperCritical is pioneering a new era in metals production by extracting uranium and critical metals from seawater cost-competitively and at global industrial scale.
- Leverages proven technology developed by the U.S. Government that is environmentally benign, using specialized fibers to adsorb valuable resources from the ocean.
- The worlds oceans contain 4.5 billion metric tons, or roughly 10 trillion lbs, of uranium alone, over 1,000 times what is on land, and sufficient to power nuclear reactors for over 400,000 years.
- The domestic production of uranium and critical metals is directly aligned with three Executive Orders:
  - Immediate Measures to Increase American Mineral Production
  - Unleashing American's Offshore Critical Minerals and Resources
  - Reinvigorating the Nuclear Industrial Base
- The SuperCritical team is comprised of former Pacific Northwest National Lab scientists and management, including Dr. Gary Gill, former Deputy Director of the Marine Sciences Division of PNNL.

Supercritical



Quantum Leap Energy: Capturing a Fragile Nuclear Fuel Line

Capacity Issues

- Limited capacity
- Concentrated material availability

Geopolitical & Market Risks

- Non-NATO oligopolies
- Materials diverted from the West
- Increasing geopolitical risk

Operational & Safety Risks

- Logistics and storage hazards
- Poor hazard mitigation for beta-emitting isotopes

Fuel & Reactor Constraints

- Insufficient materials for advanced reactors
- LEU+ required for reactor life extension



U_3O_8
UF_6
UF_6
UO_2
Li7

SuperCritical Technologies

- Will secure uranium and other critical feedstock materials

QLE Plans to Supply:

- Much-needed conversion services
- Enriched U-235 *via* QE and ASP technology.
- Deconversion of enriched uranium for fuel fabrication.

QLE Will Produce

- Li-7 critical to pH control in PWRs and molten salt reactors
- Li-6 for future fusion.

Creber technology

- Will accelerate β-decay in Cesium-137 to Barium-137, thus reducing spent nuclear fuel storage risk.

ASP isotopes

Milestones



ASP Isotopes Future Milestones

Future Milestone Targets

- Complete our optimization and efficiency plan for the Silicon-28 plant by the end of 2025.
- Fulfill all initial commercial contracts of Silicon-28 in 1H 2026.
- Ytterbium-176 customer validation and Ytterbium-176 commercial contract fulfillment in H1 2026.
- Close the Renergen acquisition in 4Q of 2025.
- Begin Construction of Iceland facilities, US facilities, and UK facilities in 2026 with a goal of enriching isotopes in the US and UK in 2026.
  - Goal to begin new global plant construction including Xe-129, Gd-160, Ni-64, and Zn-68 plants by the end of 2026.
- Continue our expansion of the global radiopharmaceutical strategy into new markets.
- Execute separate listing of QLE on NASDAQ.

Financial Updates



ASP Isotopes:
Core Financial Updates - Revenue, Expenses and Cashburn


Revenue (mm)
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$1.10
$1.00
$0.80
$4.90
$1.20
$1.10
2024
2025
Q1
Q2
Q3


Total Operating Expenses (mm)
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$5.70
$7.90
$6.10
$15.40
$12.50
$8.30
2024
2025
Q1
Q2
Q3


Total Loss from Operations (mm)
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$5.40
$7.50
$5.80
$15.00
$12.00
$7.90
2024
2025
Q1
Q2
Q3


Net Loss before NCI (mm)
$120.00
$105.00
$90.00
$75.00
$60.00
$45.00
$30.00
$15.00
$0.00
$7.30
$8.90
$7.00
$12.90
$75.10
$8.50
2024
2025
Q1
Q2
Q3


Cash Used in Open Activities (mm)
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$4.80
$5.40
$2.70
$8.30
$7.90
$3.20
2024
2025
Q1
Q2
Q3

ASP isotopes

ASP Isotopes: Other Core Financial Updates

- Cash balance of $113.9 million as of September 30, 2025.
- This cash balance includes the net proceeds of $56.3 million received during the third quarter from the issuance of ASP Isotopes common stock and $108.0 million YTD from the issuance of ASP Isotopes common stock and the exercise of warrants.
- Received net proceeds of $199.7 million in October 2025 from the issuance of ASP Isotopes common stock.
- Announced the private placement of Quantum Leap Energy LLC Convertible Notes in November 2025, closing of $72.2 million.
- Property and Equipment growth from $22.8 million as of December 31, 2024 to $33.0 million as of September 30, 2025. Approximately 70% is for plant construction.



Cash Balance (mm)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$61.90
$56.00
$67.70
$113.90
Q4 2024
Q1
Q2
Q3



Net PP&E (mm)
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$22.30
$25.40
$27.60
$33.00
Q4 2024
Q1
Q2
Q3

ASP isotopes

Third Quarter Update Call Q&A

ASP isotopes

NOVEMBER 2025